 Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated June 7, 2010, is by and between YouBlast Global, Inc., a Delaware corporation (“Company”), and John Thomas Bridge & Opportunity Fund, L.P., a Delaware limited partnership, (the “Holder”).

W I T N E S S E T H:

WHEREAS, the Holder has purchased a principal amount of $250,000 debentures (“Debenture”) and as additional consideration for the purchase of the Debenture, has been issued a warrant to purchase up to 2,000,000 shares of Company common stock (“Warrant”) pursuant to the securities purchase agreement dated the date hereof to which this is Appendix III (“Purchase Agreement”); and

WHEREAS, the Company has agreed to grant certain Registration Rights (hereinafter defined) to the Holder regarding the resale of the Debenture Shares (when and if issued) as well as the resale of the Warrant Shares, each of which is defined in the Purchase Agreement (“Registrable Securities”), provided such securities shall no longer be considered Registrable Securities if such securities may be sold under Rule 144 promulgated under the Securities Act of 1933, as amended.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE
Registration Rights Agreement

SECTION 1.1  Registration Rights Available.  The Company agrees to provide the Holder with the following registration rights with respect to the resale of the Registrable Securities and any other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the “Securities”): unlimited rights to register on a “piggyback” basis in a registration of the issuance or resale of Company securities pursuant to a registration statement filed with the SEC, subject to the provisions of this Agreement.

SECTION 1.2  Piggyback Registration.  With respect to Holder’s right to piggyback on a registration of the Company securities pursuant to Section 1.1, the parties agree as follows:

(a)           Pursuant to Section 1.1, the Company will (i) promptly give to the Holder written notice of any registration of the issuance or resale of Company securities pursuant to a registration statement filed with the SEC; and (ii) include in such registration (and related qualification under blue sky laws or other compliance), all the Securities specified in Holder’s written request or requests, mailed in accordance with Section 3.8 herein within 30 days after the date of such written notice from the Company.  The Company shall use commercially reasonable efforts to have the registration statement declared effective as soon as practicable.  In the event that the Company is unable to register for resale under Rule 415 all of the Registrable Securities on the registration statement that it has agreed to include pursuant to Section 1.1 due to limits imposed by the SEC’s interpretation of Rule 415, then the Company shall be obligated to include in such registration statement (as withdrawn and refiled if necessary to comply with Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit.  Any exclusion of Registrable Securities shall be made pro rata among the holders of securities in such registration statement. The Company shall prepare, and, as soon as practicable but in no event later than six months after the previous effective date of the registration statement that required the Company to reduce the number of Registrable Securities as a  result of the SEC’s interpretation of Rule 415, file with the SEC an additional registration statement on Form S-1 (or Form S-3, if applicable) covering the resale of all of the Registrable Securities not previously registered in a registration statement or a preceding additional registration statement as the case may be.  To the extent the SEC does not permit the aforesaid Registrable Securities to be registered on an additional registration statement, the Company shall file additional registration statements successively trying to register on each such additional registration statement the maximum number of remaining Registrable Securities until the resale of the remaining Registrable Securities have been registered with the SEC.

(b)           The right of Holder to registration pursuant to a firm commitment public offering shall be conditioned upon Holder’s participation in such underwriting, and the inclusion of the Securities in the underwriting shall be limited to the extent provided herein.  The Holder and all other holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.  Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Securities that may be included in the registration and underwriting as follows: the number of Securities that may be included in the registration and underwriting by the Holder shall be determined by multiplying the number of shares of Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Securities requested to be included in such registration and underwriting by the Holder, and the denominator of which is the total number of Securities which all selling shareholders of the Company have requested to have included in such registration and underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares.  If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

(c)           The Holder hereby acknowledges that this Agreement does not relate nor give Holder any rights to register his Shares on a registration statement filed with the SEC on Form S-8 or Form S-4

(d)           Notwithstanding the above, the Company is only required to register the resale of Additional Shares and Anti-Dilution Shares pursuant to this Agreement when and if such shares are issued.

SECTION 1.3  Registration Procedure.  With respect to each Registration Right, the following provisions shall apply:

(a)           The Holder shall be obligated to furnish to the Company and the underwriters (if any) such information regarding the Securities and the proposed manner of distribution of the Securities as the Company and the underwriters (if any) may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters (if any) in connection with such registration, qualification or compliance.

(b)           With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

(i)           Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”);

(ii)           File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

(iii)           So long as the Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

(c)           The Company agrees that it will furnish to the Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

(d)           All expenses (except for any underwriting and selling discounts and commissions and legal fees for Holder’s attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

(e)           In connection with the preparation and filing of a registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holder, its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

ARTICLE TWO
Indemnification

SECTION 2.1  Indemnification by the Company.  In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively, “Claims”), to which the Holder or underwriter may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder’s Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder’s and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder’s specifically stating that it is for use in the preparation thereof.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder’s or any such underwriter and shall survive the transfer of the Securities by the Holder.

SECTION 2.2  Indemnification by the Holder.  The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Registrable Securities sold by such Holder in the offering.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by the Holder.

SECTION 2.3  Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.

ARTICLE THREE
Miscellaneous

SECTION 3.1  Consent to Amendments.  Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holders owning 75% of the Registrable Securities then owned by Holders and shall be effective only to the extent specifically set forth in such writing.

SECTION 3.2  Term of the Agreement.  This Agreement shall terminate with respect to the Holder on the earlier to occur of (i) all of the Registrable Securities having been registered as provided in Article One or (ii) March 31, 2013.

SECTION 3.3  Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

SECTION 3.4  Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

SECTION 3.5  Delays or Omissions.  No failure to exercise or delay in the exercise of any right, power or remedy accruing to the Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

SECTION 3.6  Remedies Cumulative.  All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.

SECTION 3.7  Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.  Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

SECTION 3.8  Notices.  Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

If to the Company, to:                       YouBlast Global, Inc.
81 Greene St, 4th Fl.
New York, NY 10012
phone: 212-343-9200
fax: 212-343-8897
Attention: Philmore Anderson, IV

If to Holder, to:                   John Thomas Bridge & Opportunity Fund, L.P.
3 Riverway, Suite 1800
Houston, TX  77056

SECTION 3.9  Governing Law.  The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state.

SECTION 3.10  Final Agreement.  This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

SECTION 3.11  Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

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The parties hereto have executed this Agreement as of the date first set forth above.

COMPANY: YouBlast Global, Inc.

By:	/s/ Philmore Anderson IV
Name: Philmore Anderson IV Title: CEO
T

HOLDER: John Thomas Bridge & Opportunity Fund, L.P.

By:	/s/ George R. Jarkesy, Jr.
George R. Jarkesy, Jr. Title: Managing Member of the General Partner